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                                                                   Exhibit 10(v)

Exhibit 10(v) - Amendment dated April 19, 1999, of the Credit Agreement dated as of May 22, 1996, as amended, between MAF Bancorp, Inc. and Harris Trust and Savings Bank.
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                                                                   Exhibit 10(v)


                     SEVENTH AMENDMENT TO CREDIT AGREEMENT



Harris Trust and Savings Bank
Chicago, Illinois

Ladies and Gentlemen:

     Reference is hereby made to that certain Credit Agreement dated as of May 22, 1996, as amended (the "Credit Agreement"), between the undersigned, MAF Bancorp, Inc., a Delaware corporation (the "Company") and you (the "Lender"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company has requested the Lender amend the Credit Agreement by increasing the Revolving Credit Commitment to $20,000,000, extending the Revolving Credit Termination Date to April 30, 2000, deleting Section 7.9 (Tangible Capital Ratio), and increasing the aggregate amount of permitted obligations for letters of credit issued in connection with land development activities from $10,000,000 to $20,000,000 under Section 7.12(f), and the Lender is willing to do so under the terms and conditions set forth in this agreement (herein, the "Amendment").

1.  AMENDMENTS.

     Upon your acceptance hereof in the space provided for that purpose below, the Credit Agreement shall be and hereby amended as follows:

          1.1  The definition of "Revolving Credit Commitment" appearing in
     Section 4.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "Revolving Credit Commitment" means $20,000,000, as such amount may be reduced pursuant hereto.

          1.2 The definition of "Revolving Credit Termination Date" appearing in Section 4.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "Revolving Credit Termination Date" means April 30, 2000, or such earlier date on which the Revolving Credit Commitment is terminated in whole pursuant to Section 3.3, 3.4, 8.2 or 8.3 hereof.

          1.3 Section 7.9 of the Credit Agreement (Tangible Capital Ratio) shall be deleted and inserted in its place shall be the following:
     "Section 7.9.   Intentionally Deleted."

          1.4 Section 7.12(f) of the Credit Agreement shall be amended and restated in its entirety to read as follows:
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          (f) obligations of the Company or MAF Developments arising under or in connection with letters of credit issued by the Company or MAF Developments relating to land development activities of the Company or MAF Developments in an aggregate amount not to exceed $20,000,000 at any one time outstanding;

          1.5 Exhibit A to the Credit Agreement shall be amended in its entirety, and as amended shall be restated to read as set forth on Exhibit A attached hereto.

2.  CONDITIONS PRECEDENT.

     The effectiveness of the Amendment is subject to the satisfaction of all of the following conditions precedent:

          2.1 The Company and the Lender shall have executed and delivered this Amendment, and the Company shall have executed and delivered to the Lender a replacement Revolving Credit Note in the form attached hereto as Exhibit A.

          2.2 Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lender and its counsel.

3.  MISCELLANEOUS.

     3.1 Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     3.2 The Company agrees to pay on demand all costs and expenses of or incurred by the Lender in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the fees and expenses of counsel for the Lender.

     3.3 This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

                           [SIGNATURE PAGE TO FOLLOW]
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     This Seventh Amendment to Credit Agreement is entered into and effective as of April 19, 1999.


                                  MAF Bancorp, Inc.

                                  By  /s/ Jerry Weberling
                                    ----------------------------
                                    Name  Jerry Weberling
                                        ------------------------
                                    Title  Exec. V.P. & C.F.O.
                                         -----------------------

     Accepted and agreed to in Chicago, Illinois as of the date and year last above written.

                                  HARRIS TRUST AND SAVINGS BANK

                                  By  /s/ Michael S. Camelli
                                    ----------------------------
                                    Name  Michael S. Camelli
                                        ------------------------
                                    Title  Vice President
                                         -----------------------